SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 9, 2005
                                                  ------------------------------

                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                         000-29053               04-2751645
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(State or other jurisdiction of    (Commission file number)    (IRS employer
       incorporation)                                        identification no.)


  8000 Lee Highway, Falls Church, VA                                22042
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.
           -------------------------------------------

Director Compensation Policy
----------------------------

      On February 9, 2005, the Board of Directors of YDI Wireless, Inc. unanimously adopted a Policy Statement Concerning the Compensation of Directors of YDI Wireless, Inc. who are not Insiders. This policy statement sets out guidelines for compensation of YDI board members who are not employees or other insiders of YDI. Any YDI board member determined by the board to be an employee or other insider of YDI does not receive any compensation pursuant to this policy statement.

      The policy statement contemplates the following cash compensation:

      o     a $17,000 annual retainer for serving on the board

      o an additional $9,000 annual retainer for serving as chairperson of the board

      o an additional $7,500 annual retainer for serving as chairperson of the audit committee of the board

      o an additional $4,000 annual retainer for serving as a member of the audit committee of the board

      o an additional $2,000 annual retainer for serving as chairperson of the compensation committee of the board

      o an additional $1,000 annual retainer for serving as a member of the compensation committee of the board

      o an additional $1,000 annual retainer for serving as chairperson of the governance and nominating committee of the board

      o an additional $500 annual retainer for serving as a member of the governance and nominating committee of the board

      No additional compensation is paid for attending board or committee meetings. Directors are also entitled to reimbursement for expenses incurred to attend board and committee meetings held in person or otherwise incurred on behalf of YDI.

      The policy statement contemplates the following equity compensation:

      o for each new director elected or appointed to the board, a non-qualified stock option to purchase 50,000 shares of YDI common stock that vests in three equal annual installments beginning on the date of grant

      o for each incumbent director, a fully vested, non-qualified stock option to purchase 15,000 shares of YDI common stock granted immediately following each annual meeting of stockholders, as long as the director has served at least one complete year before the date of the annual meeting and continues to serve as a director after the meeting

      The exercise price for all stock options granted pursuant to this policy statement is to be the fair market value of YDI's common stock on the date of grant.

      In addition to the compensation described above, the policy statement contemplates that board members may be periodically granted special additional consideration, in cash or non-qualified stock options, in recognition of extraordinary demands, additional committee assignments, or other circumstances deserving of special consideration.



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

      The policy statement may be altered at any time by the board of directors. The policy statement does not constitute a contract, and the terms of the policy statement are not intended to create any binding obligations on YDI or enforceable rights of any director.

      The foregoing description of the director compensation policy statement does not purport to be complete and is qualified in its entirety by the terms and conditions of the policy statement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference. Forms of non-qualified stock option agreements to be issued to directors pursuant to YDI's 2004 Stock Plan upon first being elected or appointed to the board and to incumbent directors on an annual basis are filed as Exhibits 10.2 and 10.3 hereto, respectively, and are incorporated by reference.

New Employment and Stock Option Agreement for Chief Executive Officer
---------------------------------------------------------------------

      On February 9, 2005, YDI's board of directors approved a new employment agreement with Robert E. Fitzgerald, YDI's chief executive officer, and Mr. Fitzgerald and YDI have executed that agreement. This agreement replaces the employment agreement, dated March 1, 1999, between Mr. Fitzgerald and Young Design, Inc.

      Under the employment agreement, YDI agreed to employ Mr. Fitzgerald as its chief executive officer. Mr. Fitzgerald will report directly to the board, and the other officers and employees of YDI will report to Mr. Fitzgerald. The agreement also contemplates that Mr. Fitzgerald will continue to serve on YDI's board of directors. The employment agreement has an initial term of five years, commencing January 1, 2005, unless sooner terminated and may be renewed for additional periods if YDI gives Mr. Fitzgerald notice of its intention to renew or negotiate a new agreement at least 90 days prior to the expiration of the term. Mr. Fitzgerald's annual base salary is set at $295,000 subject to future adjustment. In addition, Mr. Fitzgerald is entitled to receive an annual performance bonus based on actual attainment of performance targets approved by the board of directors. At target performance levels, Mr. Fitzgerald shall receive a cash bonus equal to 100% of his base salary. The board decided that Mr. Fitzgerald's bonus for 2005 would be based on the following components with the following weightings: revenue (25%), operating income/loss (15%), gross margin (10%), working capital (10%), stock price (10%), net income/loss (5%), earnings per share (5%), compliance with requirements of the Sarbanes-Oxley Act of 2002 (5%), compliance with Securities and Exchange Commission filing requirements (5%), product availability (5%), and employee development (5%). Mr. Fitzgerald is also entitled to receive additional bonus awards at the discretion of the board. Mr. Fitzgerald receives five weeks of paid vacation per year. Mr. Fitzgerald receives medical, life, disability, and accidental death and dismemberment insurance and is also entitled to participate in YDI's other benefit programs for executives or other employees. If YDI issues equity rights in any of its subsidiaries or controlled entities to other employees, Mr. Fitzgerald is also entitled to receive equity rights no less than the amount granted to the largest grantee with no less favorable terms.

      Mr. Fitzgerald may be entitled to receive severance benefits after termination of employment depending on the circumstances under which his employment terminates. If Mr. Fitzgerald's employment is terminated by YDI for good cause (as narrowly defined in the employment agreement) or by Mr. Fitzgerald without good reason (as defined in the employment agreement), Mr. Fitzgerald will not be entitled to severance benefits. Mr. Fitzgerald will be entitled to severance benefits if his employment is terminated by YDI without good cause or by Mr. Fitzgerald for good reason. In those situations, Mr. Fitzgerald generally is entitled to severance benefits of (a) a lump-sum payment equal to twelve months of base salary, (b) a lump-sum payment equal to the greater of his annual bonus at target performance levels for the portion of the year actually worked or six months pro rata bonus at target performance levels, and (c) continuation of specified insurance benefits for a period of twelve months or receipt of a lump-sum amount in lieu thereof. However, if Mr. Fitzgerald's employment is terminated by YDI without good cause or by Mr. Fitzgerald for good reason within a six month period following or at any time within the three month period prior to a change in control of YDI, Mr. Fitzgerald is entitled to severance benefits of (a) a lump-sum payment equal to twenty-one months of base salary, (b) a lump-sum payment equal to twenty-one months of his annual bonus at target performance levels, (c) continuation of specified insurance benefits for a period of twelve months or receipt of a lump-sum amount in lieu thereof, and (d) vesting in full of his outstanding stock options and other unvested benefits. YDI's obligation to provide these severance benefits is contingent on Mr. Fitzgerald providing a release of claims to YDI. There is no requirement on the employee to mitigate these benefits by seeking other employment.

      The employment agreement contemplates Mr. Fitzgerald being granted options to purchase 500,000 shares of YDI's common stock. Mr. Fitzgerald acknowledged that this grant was in lieu of all future annual option grants during the initial five-year term of the employment agreement. These options have been granted by YDI pursuant to a non-qualified stock option agreement, dated as of February 9, 2005, with an exercise price of $3.34 per share - the fair market value of YDI's common stock on the date of grant. Forty percent of these options vested on grant, and an additional twenty percent of these options will vest on each of the first three annual anniversaries of the date of grant. The stock option agreement provides for full vesting of any unvested options if Mr. Fitzgerald's employment is terminated by YDI without good cause or by Mr. Fitzgerald for good reason, in either case within a six month period following or at any time within the three month period prior to a change in control of YDI. In general, if Mr. Fitzgerald's employment is terminated, the options will expire 90 days after termination. However, if Mr. Fitzgerald's employment is terminated by YDI without good cause or by Mr. Fitzgerald with good reason, either in connection with a change of control of YDI or not, the options will expire one year after termination provided Mr. Fitzgerald provides a release of claims to YDI. Also, if Mr. Fitzgerald's employment is terminated due to his death or total disability, the options will expire one year after termination. However, in all events, the options expire no later than five years after the date of grant.

      Mr. Fitzgerald agreed not to compete with YDI and not to adversely interfere with YDI's employee, customer, supplier, and other business relationships during his employment and for one year after termination of his employment for any reason, provided that YDI is in compliance with any obligation to provide severance benefits to Mr. Fitzgerald. He agreed to disclose to YDI any business opportunity relating to YDI's current or contemplated business that he conceives or of which he becomes aware during his employment by YDI. He agreed to treat YDI's non-public information confidentially, to use it only in the course of performing his duties, and to return all of YDI's business information and other property to YDI in the event of his termination. Mr. Fitzgerald also agreed to assign to YDI any inventions and intellectual property he develops during his employment except for any invention developed by him on his own time using his own facilities that do not result from his work for YDI or relate to YDI's current or contemplated business.

      The foregoing description of the employment agreement and stock option agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the employment agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference, and of the non-qualified stock option agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated by reference. A form of YDI's typical incentive stock option agreement for grants to executive officers pursuant to YDI's 2004 Stock Plan is filed as Exhibit 10.6 hereto and is incorporated by reference.

Item  8.01 Other Events.
      -----------------

      On February 9, 2005, the YDI board of directors fixed May 24, 2005 as the date of the 2005 annual meeting of YDI's stockholders and fixed March 25, 2005 as the record date for that meeting.

      Any stockholder who wishes to submit a proposal for action to be included in YDI's proxy statement and form of proxy relating to its 2005 annual meeting of stockholders is required to submit such proposal to YDI's Secretary at 8000 Lee Highway, Falls Church, VA 22042 a reasonable time before YDI begins to print and mail its proxy materials.

      Any stockholder that intends to present a proposal that will not be included in YDI's proxy statement for its 2005 annual meeting must submit such proposal to YDI's Secretary at 8000 Lee Highway, Falls Church, VA 22042 not later than February 25, 2005. Proposals submitted after February 25, 2005 will be considered untimely for purposes of Rule 14a-5(e)(2) under the Securities Exchange Act of 1934, as amended, and YDI's by-laws.

Item  9.01 Financial Statements and Exhibits.
           ---------------------------------

      (c)   Exhibits

      See Exhibit Index.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YDI WIRELESS, INC.


Dated: February 15, 2005                             By:    /s/ David L. Renauld
                                                            --------------------
                                                            David L. Renauld
                                                            Vice President

                                  EXHIBIT INDEX

         Number            Title
         ------            -----

          10.1 Policy Statement Concerning the Compensation of Directors of YDI Wireless, Inc. who are not Insiders, dated February 9, 2005

          10.2 Form of Non-Qualified Stock Option Agreement to be issued to Directors upon Initial Election or Appointment to Board of Directors

          10.3 Form of Non-Qualified Stock Option Agreement to be issued to Incumbent Directors on an Annual Basis

          10.4 Employment Agreement, dated as of February 9, 2005, between YDI Wireless, Inc. and Robert E. Fitzgerald

          10.5 Non-Qualified Stock Option Agreement, dated as of February 9, 2005, between YDI Wireless, Inc. and Robert
                        E. Fitzgerald

          10.6          Form of Incentive Stock Option Agreement for Executive
                        Officers





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